Income Taxes - Summary of Company's Unrecognized Tax Benefits (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Income Tax Disclosure [Abstract]
Unrecognized tax benefits beginning of year	$ 518	$ 0
Gross change for current year positions	0	0
Increases for prior period positions	327	518
Decrease for prior period positions	0	0
Decrease due to settlements and payments	0	0
Decrease due to statute limitations	0	0
Unrecognized tax benefits end of the year	$ 845	$ 518